                                                                   Exhibit 10.33

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August 1, 2002, is made and entered into by and among Analex Corporation, a Delaware corporation, successor by merger to Hadron, Inc. (the "Borrower"), and the subsidiaries of the Borrower identified on the signature pages hereto (the "Subsidiary Guarantors"), and Bank of America, N.A., a national banking association (the "Lender").

                                   WITNESSETH

     WHEREAS, the Borrower and the Lender entered into that certain Credit Agreement dated as of November 2, 2001 (the "Existing Credit Agreement").

     WHEREAS, the parties have agreed to amend the Existing Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I
                                   DEFINITIONS

     1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

     "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

     "Amendment No. 1 Effective Date" is defined in Part III.

     2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and all other Loan Documents shall continue in full force and effect.

     1. Amendment to Section 1.1. (a) The following definition appearing in
Section 1.1 of the Existing Credit Agreement is amended in its entirety to read as follows:

          "Pricing Grid" shall mean the pricing grid attached hereto as Exhibit C-1.

          (b) The following new definition is added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order to read as follows:

          "Temporary Overadvance" shall mean, for the period from and including the Amendment No. 1 Effective Date to but excluding November 1, 2002, $1,000,000. Notwithstanding the date of delivery of any Borrowing Base/Non-Default Certificate, and notwithstanding the last sentence of
     Section 2.15, the Temporary Overadvance shall not be included in the Borrowing Base before the Amendment No. 1 Effective Date and after October 31, 2002.

     2. Amendment to Section 2.1(a). Section 2.1(a) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

          (a) Revolving Credit Facility Commitment. Subject to the terms and conditions and relying upon the representations and warranties of the Borrower herein set forth, the Lender agrees (such agreement being herein called the Lender's "Revolving Credit Facility Commitment") to make loans (the "Revolving Credit Facility Loans") to the Borrower at any time or from time to time on or after the date hereof and to but not including the Revolving Credit Facility Maturity Date, subject, however, to the conditions that the aggregate principal amount of all Revolving Credit Facility Loans and all Letter of Credit Obligations at any time outstanding shall not exceed the lesser of (i) Eight Million and 00/100 Dollars ($8,000,000.00), and (ii) the Borrowing Base at such time (the lesser of the amounts described in the foregoing clauses (i) and (ii) being referred to herein as the "Revolving Credit Facility Available Amount"). Notwithstanding anything herein to the contrary, the aggregate outstanding principal amount of all Revolving Credit Facility Loans and all Letter of Credit Obligations, plus the outstanding principal amount of the Term Loan shall not exceed the Borrowing Base.

     3. Amendment to Section 2.1(c). Section 2.1(c) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

          (c) Revolving Credit Facility Note. The obligation of the Borrowers to repay the unpaid principal amount of the Revolving Credit Facility Loans made by the Lender and to pay interest thereon shall be evidenced in part by a promissory note of the Borrower dated the Amendment No. 1 Effective Date (the "Revolving Credit Facility Note"), in substantially the form attached hereto as Exhibit A-1, with the blanks appropriately filled, payable to the order of the Lender in a face amount of Eight Million and 00/100 Dollars ($8,000,000.00).

     4. Amendment to Section 2.15 (a). Section 2.15 (a) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

          (a) Borrowing Base. The "Borrowing Base" for the Borrower at any time shall mean the sum, at the date of the most recent Borrowing Base/Non-Default Certificate required to be furnished pursuant to
               Section 2.15(b), of

               (i) Ninety percent (90%) of the Net Value (as hereinafter defined) of Eligible Billed Receivables representing amounts due and owing from the Government (or from a prime contractor under a contract with the Government with respect to which the Borrower is a subcontractor), which are outstanding less than ninety-one (91) days from the date of original invoice; plus

               (ii) Eighty percent (80%) of the Net Value of Eligible Billed
                    Receivables representing amounts due and owing from domestic account debtors (other than the Government), which are outstanding less than ninety-one (91) days from the date of original invoice; plus

               (iii) The lesser of (A) fifty percent (50%) of the Net Value of
                    Eligible Unbilled Receivables and (B) $1,000,000; plus

               (iv) $2,000,000; plus

               (v)  The Temporary Overadvance.

               The "Net Value" of an Eligible Billed Receivable or an Eligible Unbilled Receivable shall be its face amount, net of any discount for prompt payment (and net of any other amount representing payment of finance charges, late charges, or interest (however denominated)), and net of any portion thereof which constitutes payment of sales, use or other taxes.

     5. Amendment to Section 6.1. Section 6.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

          6.1  Financial Covenants.

               The Borrower hereby covenants to the Lender as follows, which covenants shall be based upon the consolidated financial statements of the Borrower:

               (a) Total Funded Debt to EBITDA Ratio. The Borrower will maintain at all times during the following periods a Total Funded Debt to EBITDA ratio of not greater than the following:

                                                           MAXIMUM TOTAL DEBT
                                PERIOD                       TO EBITDA RATIO
                                ------                     ------------------
               Amendment No. 1 Effective Date - 03/31/03       4.15 to 1.0
               04/01/03 - thereafter                           3.5 to 1.0

               (b) Fixed Charge Coverage Ratio. The Borrower will maintain at all times, beginning on the Amendment No. 1 Effective Date and during the remaining term of this Agreement, a Fixed Charge Coverage Ratio of not less than 1.25 to 1.0.

               (c) Senior Debt to EBITDA Ratio. The Borrower will maintain at all times during the following periods a Senior Debt to EBITDA ratio of not greater than the following:

                                                      MAXIMUM SENIOR DEBT
                                PERIOD                       TO EBITDA RATIO
                                ------                     ------------------
               Amendment No. 1 Effective Date - 03/31/03       3.1 to 1.0
               04/01/03 - thereafter                           2.75 to 1.0

               (d) Net Worth. The Borrower will maintain at all times during the term of this Agreement Net Worth equal to at least the sum of (i) $9,000,000 and (ii) sixty-five percent (65%) of net income (not to be reduced by net losses) during each fiscal quarter ending March 31, 2002 and thereafter.

                    The financial covenants referenced in this Section 6.1 shall be calculated and tested on a quarterly basis as of the last day of each quarter, and in the case of subsection (a), (b) and (c) of this Section 6.1, for the four fiscal quarter period then ended. Unless otherwise defined, all financial terms used in this Section 6.1 shall have the meanings attributed to such terms in accordance with GAAP.

     6. Amendment to Schedule 3.19. Schedule 3.19 to the Existing Credit Agreement is hereby amended in its entirety to read as set forth in the Amended
Schedule 3.19 attached to this Amendment.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

     1. Amendment No. 1 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 1 Effective Date") when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 1".

     2. Execution of Counterparts of Amendment. The Lender shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, the Subsidiary Guarantors and the Lender, and the Revolving Credit Facility Note in the form of Exhibit A-1, which shall have been duly executed on behalf of the Borrower.

     3. Officer's Certificate. The Lender shall have received a certificate executed by the chief financial officer of the Borrower as of the Amendment No. 1 Effective Date stating that, immediately after giving effect to this Amendment and the transactions contemplated hereby, (i) no Default exists and (ii) the representations and warranties set forth in the Existing Credit Agreement are true and correct in all material respects.

     4. Legal Opinion. The Lender shall have received an opinion addressed to the Lender, dated the Amendment No. 1 Effective Date, of Holland & Knight, counsel to the Borrower, in form and substance satisfactory to the Lender.

     5. Material Adverse Change. Except as otherwise previously disclosed in writing to the Lender, no material adverse change shall have occurred since June 30, 2002 in the condition (financial or otherwise), business or management of the Borrower and the Subsidiary Guarantors.

     6. Fees and Expenses. A $25,000 amendment fee, and all out-of-pocket fees and expenses of the Lender in connection with the Loan Documents, including this Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment, shall have been paid.

     7. Other Items. The Lender shall have received such other documents, agreements or information which may be reasonably requested by the Lender.

                                     PART IV
                                  MISCELLANEOUS

     1. Representations and Warranties. Borrower hereby represents and warrants to the Lender that, after giving effect to this Amendment, (a) no Default exists under the Amended Credit Agreement or any of the other Loan Documents which has not been waived and (b) except as set forth in the Amended Schedule 3.19 attached to this Amendment, the representations and warranties set forth in the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

     2. Cross-References. References in this Amendment to any Part are, unless otherwise specified, to such Part of this Amendment.

     3. Instrument Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     4. References in Other Loan Documents. At such time as this Amendment shall become effective pursuant to the terms of Part III, all references in the Loan Documents to the "Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

     5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly signed, sealed and delivered by their properly and duly authorized officers as of the day and year first above-written.

                                        BORROWER:

                                        ANALEX CORPORATION


                                        By:                               (SEAL)
                                           -------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                        SUBSIDIARY GUARANTORS:

                                        ADVANCED BIOSYSTEMS, INC.


                                        By:                               (SEAL)
                                           -------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                        SYCOM SERVICES, INC.


                                        By:                               (SEAL)
                                           -------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                        LENDER:

                                        BANK OF AMERICA, N.A.


                                        By:                               (SEAL)
                                           -------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                     Amended
                                  Schedule 3.19

                                  Subsidiaries

Entity                      State of Incorporation   Qualification Foreign State
------                      ----------------------   ---------------------------

Advanced Biosystems, Inc.   Delaware                 Virginia

SyCom Services, Inc.        Delaware                 Alabama
                                                     Maryland

                                                                     EXHIBIT A-1

                               ANALEX CORPORATION

                         REVOLVING CREDIT FACILITY NOTE

$8,000,000.00                                                   McLean, Virginia
                                                                  August 1, 2002

================================================================================

     FOR VALUE RECEIVED, the undersigned, ANALEX CORPORATION, a Delaware corporation, formerly known as Hadron, Inc. (the "Borrower"), promises to pay to the order of BANK OF AMERICA, N.A. (the "Lender") on or before the Revolving Credit Facility Maturity Date, and at such earlier dates as may be required by the Agreement (as defined below), the aggregate unpaid principal amount of all Revolving Credit Facility Loans made by the Lender to the Borrower from time to time pursuant to the Agreement. The Borrower further promises to pay to the order of the Lender interest on the unpaid principal amount hereof from time to time outstanding at the rate or rates per annum determined pursuant to the Agreement, payable on the dates set forth in the Agreement.

     This Note is the "Revolving Credit Facility Note" referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of November 2, 2001 by and among the Borrower, the Subsidiary Guarantors and the Lender (as the same may be amended, modified or supplemented from time to time, the "Agreement"), which among other things provides for the acceleration of the maturity hereof upon the occurrence of certain events and for prepayments in certain circumstances and upon certain terms and conditions. Terms defined in the Agreement have the same meanings herein.

     If the Borrower fails to make any payment under this Note within seven days after the due date, the Borrower shall pay the Lender a late charge of five percent of the amount of the payment.

     This Note is secured by and is entitled to the benefits of the Liens granted by the Security Agreement referred to in the Agreement.

     The Borrower hereby expressly waives presentment, demand, protest and all other demands and notices (except as otherwise provided in the Agreement) in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Agreement, and an action for amounts due hereunder or thereunder shall immediately accrue, in each case except as otherwise expressly provided in the Agreement.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of Virginia, without regard to principles of choice of law.

                                       ANALEX CORPORATION


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                                                     EXHIBIT C-1

                                  Pricing Grid

---------------------------------------------------------------------------------------
                                                      Applicable Margin
                                                        for Revolving
Pricing       Total Debt to       Applicable Margin    Credit Facility     Applicable
 Level         EBITDA Ratio         for Revolving      Loans and Letter      Margin
                                      Unused Fee        of Credit Fee     for Term Loan
---------------------------------------------------------------------------------------
   I      Less than or equal to         0.25%               2.25%             2.75%
          1.5 to 1.0

  II      Less than or equal to          0.4%                2.5%              3.0%
          2.5 to 1.0 but
          greater than 1.5 to
          1.0

  III     Less than or equal to          0.5%               2.75%             3.25%
          3.5 to 1.0 but
          greater than 2.5 to
          1.0

  IV      Less than or equal to          0.5%                3.0%              3.5%
          4.0 to 1.0 but
          greater than 3.5 to
          1.0

   V      Greater than 4.0 to            0.5%               3.25%             3.75%
          1.0
---------------------------------------------------------------------------------------

                               ANALEX CORPORATION

                         REVOLVING CREDIT FACILITY NOTE

$8,000,000.00                                                   McLean, Virginia
                                                                  August 1, 2002

================================================================================

     FOR VALUE RECEIVED, the undersigned, ANALEX CORPORATION, a Delaware corporation, formerly known as Hadron, Inc. (the "Borrower"), promises to pay to the order of BANK OF AMERICA, N.A. (the "Lender") on or before the Revolving Credit Facility Maturity Date, and at such earlier dates as may be required by the Agreement (as defined below), the aggregate unpaid principal amount of all Revolving Credit Facility Loans made by the Lender to the Borrower from time to time pursuant to the Agreement. The Borrower further promises to pay to the order of the Lender interest on the unpaid principal amount hereof from time to time outstanding at the rate or rates per annum determined pursuant to the Agreement, payable on the dates set forth in the Agreement.

     This Note is the "Revolving Credit Facility Note" referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of November 2, 2001 by and among the Borrower, the Subsidiary Guarantors and the Lender (as the same may be amended, modified or supplemented from time to time, the "Agreement"), which among other things provides for the acceleration of the maturity hereof upon the occurrence of certain events and for prepayments in certain circumstances and upon certain terms and conditions. Terms defined in the Agreement have the same meanings herein.

     If the Borrower fails to make any payment under this Note within seven days after the due date, the Borrower shall pay the Lender a late charge of five percent of the amount of the payment.

     This Note is secured by and is entitled to the benefits of the Liens granted by the Security Agreement referred to in the Agreement.

     The Borrower hereby expressly waives presentment, demand, protest and all other demands and notices (except as otherwise provided in the Agreement) in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Agreement, and an action for amounts due hereunder or thereunder shall immediately accrue, in each case except as otherwise expressly provided in the Agreement.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of Virginia, without regard to principles of choice of law.

                                       ANALEX CORPORATION


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------